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                                                                   EXHIBIT 10.36

                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

                  THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of February 17, 2004, is entered into between Champion Home Builders Co., a Michigan corporation ("Borrower"), Congress Financial Corporation (Central), an Illinois corporation, in its capacity as agent for Lenders (in such capacity, "Agent"), and the Lenders listed on the signature pages hereto.

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto are parties to that certain Loan and Security Agreement dated as of January 17, 2003 (as amended, modified or supplemented from time to time, "Loan Agreement") and certain other agreements and documents executed or delivered in connection therewith. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement; and

                  WHEREAS, the parties hereto desire to amend definition of "Maximum Credit" in the Loan Agreement.

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged), the parties hereto, intending legally to be bound, hereby agree as follows:

                  1. Amendment to Loan Agreement. Clause (b) of the definition of "Maximum Credit" in Section 1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) the amount at such time equal to the sum of (1) 60% of the lesser of the wholesale invoice and expected sale price of the complete manufactured homes inventory of Parent and its "Restricted Subsidiaries" (as defined in the Borrower Indenture); (2) 60% of the lesser of the market value and book value of the other inventory of Parent and its "Restricted Subsidiaries" (as defined in the Borrower Indenture); (3) 75% of the book value of the accounts receivables of Parent and its "Restricted Subsidiaries" (as defined in the Borrower Indenture) in each case, determined in accordance with GAAP; and (4) Indebtedness under this Agreement that does not constitute "Indebtedness" (as defined in the Borrower Indenture); or

                  2. Effective Date of this Amendment. This Amendment shall become effective upon the fulfillment of each of the following conditions (including the conditions to the satisfaction of Agent):



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                  (a) All of Borrower's representations and warranties contained in the Loan Agreement and any other agreement executed in connection therewith (other than the representations and warranties that are expressly made as of a certain date, which shall be true and correct in all material respects on and as of such date) shall be true and correct in all material respects;

                  (b) Borrower shall deliver to Lender a certificate of the Secretary of Borrower, dated as of the date hereof and satisfactory in form and substance to Agent, as Agent, in its sole discretion, shall determine, certifying (1) the names and true signatures of the officers of Borrower authorized to sign this Amendment; (2) that attached thereto is a true and complete copy of the By-Laws of Borrower as in effect on the date of such certification; and (3) that attached thereto is a true and complete copy of the resolutions of Borrower's Board of Directors approving and authorizing the execution and delivery of this Amendment;

                  (c) Agent shall have received from Borrower and the Required Lenders fully executed counterparts to this Amendment signed by duly authorized officers of Borrower and the Required Lenders, respectively, and Agent shall have delivered to Borrower a fully executed counterpart to this Amendment signed by a duly authorized officer of Agent; and

                  (d) Agent shall have received from each of the Parent and each Restricted Subsidiary fully executed counterparts to the Acknowledgment and Reaffirmation in the form of Exhibit A attached hereto reaffirming its obligations under each of the Collateral Agreements to which it is a party.

                  3. Absence of Waiver or Setoff.

                  3.1. No Waiver. Agent, Required Lenders and Borrower agree that the amendment set forth in Section 1 hereof shall be limited precisely as written and except as expressly set forth in Section 1 of this Amendment, shall not be deemed to be a consent to any waiver or modification of any other term or condition of the Loan Agreement or any Financing Agreements.

                  3.2. Acknowledgment of Liabilities. Borrower hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Obligations or the payment thereof when due.

                  4. Representations. Borrower hereby represents and warrants to Agent and Lenders that:

                  (a) Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation;

                  (b) the execution, delivery and performance of this Amendment by Borrower are within its corporate powers and have been duly authorized by all necessary corporate action; and



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                  (c) this Amendment is a legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

                  5. References in Other Documents. References to the Loan Agreement in any Financing Agreement shall be deemed to be a reference to the Loan Agreement as amended hereby, whether or not reference is made to this Amendment.

                  6. Miscellaneous.

                  (a) Section headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

                  (b) This Amendment may be delivered by facsimile and executed in one or more counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which counterparts taken together shall constitute but one and the same agreement.

                  (c) This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without giving effect to principles of conflicts of laws.

                  (d) All obligations of Borrower and rights of Agent and Lenders that are expressed herein, shall be in addition to and not in limitation of those provided by applicable law.

                  (e) Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

                  (f) This Amendment shall be binding upon Borrower, Agent and Lenders and their respective successors and assigns, and shall inure to the benefit of Borrower, Agent and Lenders and the successors and assigns of Borrower, Agent and Lenders.

                          [NEXT PAGE IS SIGNATURE PAGE]



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         CHAMPION HOME BUILDERS CO., as Borrower


                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------


                                         CONGRESS FINANCIAL CORPORATION
                                         (CENTRAL), as Agent and Lender

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------


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                                         WELLSFARGO FOOTHILL, INC., as a Lender


                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------



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                                     CERBERUS CAPITAL MANAGEMENT LP, as a Lender

                                     By:
                                        ------------------------------------

                                     Name:
                                          ----------------------------------

                                     Title:
                                           ---------------------------------


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                                                                       EXHIBIT A

                        Acknowledgment and Reaffirmation

                  Each of the undersigned hereby acknowledges receipt of the attached Amendment and consents to the execution and performance thereof by Champion Home Builders Co. Each of the undersigned hereby also reaffirms that its obligations under each of the Collateral Agreements to which it is a party remain in full force and effect and acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the obligations arising under such Collateral Agreements.

                                               EACH PERSON LISTED ON SCHEDULE I
                                               ATTACHED HERETO(1)

                                               By:
                                                  ------------------------------

                                               Name:
                                                    ----------------------------

                                               Title:
                                                     ---------------------------




Schedule I

A-1 Champion GP, Inc.
A-1 Homes Group, L.P.
Alpine Homes, Inc.
AT Liquidating Corp. (f/k/a American Transport, Inc.)
Art Richter Insurance, Inc.
Auburn Champ, Inc.
Builders Credit Corporation
CAC Funding Corporation
Care Free Homes, Inc.
Champion Enterprises, Inc.
Champion Enterprises, Management Co.
Champion Financial Corporation
Champion GP, Inc.
Champion Home Builders Co.
Champion Home Communities, Inc.
Champion Motor Coach, Inc.
Champion Retail, Inc.
Chandeleur Homes, Inc.
CHI, Inc. (f/k/a Carnival Homes, Inc.)

--------

(1) Schedule I to list Parent and each Restricted Subsidiary of Borrower.
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CRH Liquidating Corp. (f/k/a Crest Ridge Homes, Inc.)
Crestpointe Financial Services, Inc.
Dutch Housing, Inc.
FHA Liquidating Corp. (f/k/a Factory Homes Outlet, Inc.)
Fleming County Industries, Inc.
Gateway Acceptance Corp.
Gem Homes, Inc.
Genesis Home Centers, Limited Partnership
GM Liquidating Corp. (f/k/a Grand Manor, Inc.)
HH Liquidating L.P. (f/k/a Heartland Homes, L.P.)
HAF Liquidating Corp. (f/k/a Homes America Finance, Inc.)
HAA Liquidating Corp. (f/k/a Homes America of Arizona, Inc.)
HAC Liquidating Corp. (f/k/a Homes America of California, Inc.)
HAO Liquidating Corp. (f/k/a Homes America of Oklahoma, Inc.)
HAU Liquidating Corp. (f/k/a Homes America of Utah, Inc.)
HAW Liquidating Corp. (f/k/a Homes America of Wyoming, Inc.)
Homes of Kentuckiana, L.L.C.
Homes of Legend, Inc.
Homes of Merit, Inc.
I.D.A., Incorporated
Iseman Corp.
Lamplighter Homes, Inc.
Lamplighter Homes (Oregon), Inc.
Moduline Industries (Canada), Ltd.
Moduline International, Inc.
Prairie Ridge, Inc.
Redman Business Trust
Redman Homes Management Company, Inc.
Redman Homes, Inc.
Redman Industries, Inc.
Redman Investment, Inc.
Redman Management Services Business Trust
Redman Retail, Inc.
Regency Supply Company, Inc.
San Jose Advantage Homes, Inc.
Service Contract Corporation
Southern Showcase Finance, Inc.
Southern Showcase Housing, Inc.
Star Fleet, Inc.
The Okahumpka Corporation
Trading Post Mobile Homes, Inc.
USAMH Liquidating Corp. (f/k/a U.S.A. Mobile Homes, Incorporated)
Victory Investment Co.
Western Homes Corporation
WM Liquidating Corp. (f/k/a Whitworth Management, Inc.)